                                                                      EXHIBIT 21

                          SUBSIDIARIES OF THE COMPANY

  Certain active subsidiaries of the Company and their subsidiaries as of December 31, 1993 are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                                    STATE OR
                                                                   COUNTRY OF
                           NAME                                   ORGANIZATION
                           ----                             -------------------------
AB Estrella................................................ Sweden
AB Kraft Jacobs Suchard Lietuva............................ Lithuania
AB Malaco.................................................. Sweden
AB Marabou................................................. Sweden
AB Slotts.................................................. Sweden
AG Chocolat Tobler......................................... Switzerland
Ajinomoto General Foods, Inc. ............................. Japan
Alfred Bird & Sons (Ireland) Limited....................... Ireland
Alimentos Kraft de Venezuela, C.A. ........................ Venezuela
The All American Gourmet Company .......................... Delaware
A/O Almaty Tobacco Company................................. Kazakhstan
A/O Krasnadortabakprom..................................... Russia
A/O Philip Morris NEVA..................................... Russia
A/S Freia.................................................. Norway
A/S Freia Husholdning...................................... Norway
A/S Maarud................................................. Norway
A/S Malaco................................................. Norway
Aura Finanziaria S.r.l. ................................... Italy
Beijing Kraft Food Corporation Limited..................... China
Boboli Co. ................................................ Delaware
Bouyea-Fassetts, Inc. ..................................... Delaware
Cafe Grand Mere S.A. ...................................... France
Callard & Bowser-Suchard, Inc. ............................ Delaware
Capri Sun, Inc. ........................................... Delaware
C.A. Tabacalera Nacional................................... Venezuela
Charles Freihofer Baking Company, Inc. .................... New York
Chocolat Tobler Ltd........................................ United Kingdom
Churny Company, Inc. ...................................... Delaware
Coffee HAG (UK) Ltd. ...................................... United Kingdom
Comptoir de la Confiserie & Cie ........................... France
Consolidated Beverage Distributors, Inc. .................. California
Cote d'Or Espana S.A. ..................................... Spain
Cote d'Or Italia S.R.L. ................................... Italy
Cote d'Or (Netherlands) BV................................. Netherlands
Dansk Estrella A/S......................................... Denmark
Dart & Kraft Finance N.V. ................................. Netherlands Antilles
Di Giorno Foods Co. ....................................... Delaware
Dong Suh Foods............................................. Korea
Egri Dohanygyar kft. ...................................... Hungary
El Gallito Industrial, S.A. ............................... Costa Rica
Entenmann's, Inc. ......................................... Delaware
Estrella Holding A/S....................................... Denmark

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

                                                                     STATE OR
                                                                    COUNTRY OF
                           NAME                                    ORGANIZATION
                           ----                              -------------------------
Estrella Invest AB.........................................  Sweden
Fabriques de Tabac Reunies S.A.............................  Switzerland
Fastighets AB Sigismund....................................  Sweden
Fattorie Osella S.p.A. ....................................  Italy
Franklin Baker Company of the Philippines .................  Philippines
Freia Choklad & Konfektyr AB...............................  Sweden
Freia Chokolade A/S........................................  Denmark
Freia Marabou Danmark A/S..................................  Denmark
Freia Marabou Finance Ltd. ................................  Ireland
Freia Marabou Suchard A.S..................................  Norway
Freia Marabou Sverige AB...................................  Sweden
FTR Holding S.A. ..........................................  Switzerland
Gardners Good Foods, Inc. .................................  New Jersey
General Foods Bakery Companies, Inc. ......................  Delaware
General Foods Credit Corporation...........................  Delaware
General Foods Limited .....................................  United Kingdom
General Foods Manufacturing Corporation of Mexico..........  Delaware
General Foods Norway A/S...................................  Norway
Genfo AG...................................................  Switzerland
Goldene Tasse Vertriebs G.m.b.H............................  Germany
Goteborgs Kex AB...........................................  Sweden
Grant Holdings, Inc. ......................................  Pennsylvania
Grundstucksgemeinschaft Jacobs Suchard G.b.R. .............  Germany
Guangtong Food Company Ltd.................................  China
HAG GF AG..................................................  Germany
HAG GF Vertriebs G.m.b.H...................................  Germany
HAG GF Vertriebs G.m.b.H. & Co. Offene Handelsgesellschaft.  Germany
HAG GF Vertriebs & Marketing Corporation...................  Delaware
Heinrich Jessens Chokladefabrik A/S........................  Denmark
Herzjunge-Kasewerk G.m.b.H.................................  Germany
HNB Investment Corp. ......................................  Delaware
Immobliare Asiago SRL......................................  Italy
Industrial Quesera Menorquina Jacobs Suchard S.A. .........  Spain
Industrial Quesera Menorquina (Portugal) Produtos
 Alimentares LDA...........................................  Portugal
Jack's Frozen Pizza, Inc. .................................  Wisconsin
Jacob Leinenkugel Brewing Company, Inc. ...................  Wisconsin
Jacobs Caffe S.r.L. .......................................  Italy
Jacobs Erzeugnisse G.m.b.H.................................  Germany
Jacobs Export & Industrial Sales G.m.b.H. .................  Germany
Jacobs Kaffee Gesellschaft m.b.H...........................  Austria
Jacobs Suchard Berlin G.m.b.H. & Co. KG ...................  Germany
Jacobs Suchard Beteiligungs Ges.m.b.H. ....................  Austria
Jacobs Suchard Budapest Ges.m.b.H..........................  Hungary
Jacobs Suchard China Ltd. .................................  Hong Kong
Jacobs Suchard Cote d'Or Export SA.........................  Belgium
Jacobs Suchard Cote d'Or Nederland B.V. ...................  Netherlands
Jacobs Suchard CS spol.s.r.o. .............................  Czech Republic
Jacobs Suchard Dadak A.S. .................................  Czech Republic
Jacobs Suchard Erzeugnisse G.m.b.H. & Co. KG...............  Germany

                                      21-2

                                                                     STATE OR
                                                                    COUNTRY OF
                            NAME                                   ORGANIZATION
                            ----                             -------------------------
Jacobs Suchard Figaro A.S................................... Slovak Republic
Jacobs Suchard Finance...................................... Switzerland
Jacobs Suchard France S.A. ................................. France
Jacobs Suchard G.m.b.H. .................................... Germany
Jacobs Suchard Grundst. verwaltung.......................... Germany
Jacobs Suchard Holding...................................... France
Jacobs Suchard International Finance (Cayman) Ltd. ......... Cayman Islands
Jacobs Suchard Limited...................................... United Kingdom
Jacobs Suchard Management and Consulting AG ................ Switzerland
Jacobs Suchard Manufacturing & Co. G.m.b.H. KG ............. Germany
Jacobs Suchard Pavlides S.A. ............................... Greece
Jacobs Suchard Poland Limited............................... Poland
Jacobs Suchard Service...................................... France
Jacobs Suchard Service AG................................... Switzerland
Jacobs Suchard Service G.m.b.H. & Co. KG ................... Germany
Jacobs Suchard Singapore PTE Ltd. .......................... Singapore
Jacobs Suchard SRL.......................................... Italy
Jacobs Suchard Tobler SA ................................... Switzerland
Johann Jacobs G.m.b.H. ..................................... Germany
J.W. Darboven G.m.b.H. ..................................... Germany
J. Wundermann AB............................................ Sweden
Ka-Tee Ka AG ............................................... Switzerland
Kaffee HAG AG .............................................. Switzerland
Kaffee Handels G.m.b.H. .................................... Germany
The Kenco Coffee Company Limited............................ United Kingdom
Kibon S.A. ................................................. Brazil
Kraft Chorzele.............................................. Poland
Kraft Food Ingredients Corp. ............................... Delaware
Kraft Foodservice Holding Corporation ...................... Delaware
Kraft Foodservice, Inc. .................................... Delaware
Kraft Foods (Ireland) Limited............................... Ireland
Kraft Foods Limited......................................... Australia
Kraft Foods Limited......................................... United Kingdom
Kraft General Foods AB...................................... Sweden
Kraft General Foods A/S..................................... Denmark
Kraft General Foods (Asia-Pacific) Limited ................. Hong Kong
Kraft General Foods (Australia) Limited..................... Australia
Kraft General Foods Canada Inc. ............................ Canada
Kraft General Foods Europe G.m.b.H. ........................ Germany
Kraft General Foods France S.A. ............................ France
Kraft General Foods G.m.b.H. ............................... Germany
Kraft General Foods Hellas S.A. ............................ Greece
Kraft General Foods (Holdings) Limited...................... United Kingdom
Kraft General Foods Holdings Norway, Inc. .................. Delaware
Kraft General Foods, Inc. .................................. Delaware
Kraft General Foods International, Inc. .................... Delaware
Kraft General Foods International Services, Inc. ........... Delaware
Kraft General Foods (Ireland) Limited....................... Ireland
Kraft General Foods Limited ................................ United Kingdom

                                      21-3

                                                                    STATE OR
                                                                   COUNTRY OF
                           NAME                                   ORGANIZATION
                           ----                             -------------------------
Kraft General Foods Manufacturing Corporation.............. Delaware
Kraft General Foods de Mexico, S.A. de C.V. ............... Mexico
Kraft General Foods Nederland BV........................... Netherlands
Kraft General Foods New Zealand Limited ................... New Zealand
Kraft General Foods Norge A.S. ............................ Norway
Kraft General Foods (Philippines) Inc. .................... Philippines
Kraft General Foods (Puerto Rico), Inc. ................... Puerto Rico
Kraft General Foods S.A. .................................. Spain
Kraft General Foods S.r.L. ................................ Italy
Kraft General Foods (Thailand) Ltd. ....................... Thailand
Kraft General Foods (U.S.A.) Pte. Ltd. .................... Singapore
Kraft GF G.m.b.H. ......................................... Germany
Kraft Holdings Limited..................................... United Kingdom
Kraft Jacobs Suchard AG.................................... Switzerland
Kraft Jacobs Suchard Bulgaria Limited...................... Bulgaria
Kraft Jacobs Suchard R & D, Inc. .......................... Delaware
Kraft Japan, K.K. ......................................... Japan
Kraft Korea Inc. .......................................... Korea
Krema Limited.............................................. Ireland
Lagerman (U.K.) Ltd. ...................................... United Kingdom
La Vosgienne SETED......................................... France
Malaco A/S................................................. Denmark
Malmo Lakritsfabrik AB..................................... Sweden
Marabou G.m.b.H. .......................................... Germany
Marsa Kraft General Foods Sabanci Gida Sanayi Ve Ticaret
 A.S. ..................................................... Turkey
Massalin Particulares...................................... Argentina
Maxam Food Products Pty. Ltd. ............................. Australia
Maxpax International G.m.b.H. ............................. Germany
Maxpax France S.A. ........................................ France
Maxpax (UK) Limited........................................ United Kingdom
MBC Holdings, Inc. ........................................ Wisconsin
Merido Genussmittel G.m.b.H. .............................. Germany
Metropolitan Cheese Distributing Corporation............... New York
Miller Brewing Company..................................... Wisconsin
Miller Brewing 1855, Inc................................... Delaware
Mirabell Salzburger Confiserie-und Bisquit Gesellschaft
 m.b.H. ................................................... Austria
Mission Viejo Company...................................... California
Monerris Planelles S.A. ................................... Spain
Monthelado S.A. ........................................... Argentina
Nike Industria Alirentare S.r.l............................ Italy
N.V. Kraft General Foods S.A. ............................. Belgium
Oroweat Bakers Limited..................................... Canada
Oscar Mayer Foods Corporation.............................. Delaware
Oy Estrella AB............................................. Finland
OY Marabou Ab.............................................. Finland
Phenix Leasing Corporation................................. Delaware
Phenix Management Corporation.............................. Delaware
Philip Morris Asia Incorporated............................ Delaware
Philip Morris Belgium S.A. ................................ Belgium

                                      21-4

                                                                     STATE OR
                                                                    COUNTRY OF
                           NAME                                    ORGANIZATION
                           ----                              -------------------------
Philip Morris Capital Corporation..........................  Delaware
Philip Morris Europe S.A. .................................  Delaware
Philip Morris G.m.b.H. ....................................  Germany
Philip Morris Holland B.V. ................................  Netherlands
Philip Morris Incorporated.................................  Virginia
Philip Morris International Finance Corporation............  Delaware
Philip Morris International Inc. ..........................  Delaware
Philip Morris Kabushiki Kaisha.............................  Japan
Philip Morris Korea C.H. ..................................  Korea
Philip Morris Latin America Inc. ..........................  Delaware
Philip Morris Limited......................................  Australia
Philip Morris Management Corp. ............................  New York
Philip Morris Marketing S.A. ..............................  Delaware
Philip Morris Products Inc. ...............................  Virginia
Philip Morris Sales Inc. ..................................  Delaware
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk Sanayi ve
 Ticaret, A.S. ............................................  Turkey
P.M. Beverage Holdings, Inc................................  Delaware
PMCC Leasing Corporation...................................  Delaware
Premierfoods Corporation...................................  Taiwan
Q-Refres-Ko S.A............................................  Brazil
Ridg's Finer Foods, Inc. ..................................  Delaware
Rye Ventures, Inc. ........................................  New York
S.A. Jacobs Suchard--Cote d'Or N.V. .......................  Belgium
SICMA (Societe Industrielle pour la Construction de
 Materials Automatiques)...................................  France
Skandinavisk Kaffekompagni A.p.S. .........................  Denmark
Societa Immobiliare Modenese S.p.A. .......................  Italy
Suchard Argentina S.A. ....................................  Argentina
Suchard Schokolade Ges.m.b.H. .............................  Austria
Suchard Tobler Vertriebs G.m.b.H. .........................  Germany
Suchard Unterstutzungskasse Gesellschaft m.b.H. ...........  Austria
Swebiscuits AB.............................................  Sweden
Tabacalera Centroamericana S.A. ...........................  Guatemala
Tabacalera Costarricense S.A. .............................  Costa Rica
Tabak A.S. ................................................  Czech Republic
Taloca AG..................................................  Switzerland
Terry's Suchard Limited....................................  United Kingdom
Tombstone Pizza Corporation ...............................  Delaware
Velveta Milch Werke G.m.b.H. ..............................  Germany
Vict Th. Engwall & Co., Inc. ..............................  Delaware
Votesor BV.................................................  Netherlands
Zaklady Przemyslu Cukiemiczego "Olza" SA...................  Poland

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